UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 11, 2018

GERMAN AMERICAN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Indiana

(State or other jurisdiction of incorporation)

001-15877	35-1547518
(Commission File Number)	(IRS Employer Identification No.)

711 Main Street
Box 810
Jasper, Indiana	47546
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 482-1314

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01.  Entry into a Material Definitive Agreement.

German American Bancorp, Inc. (the “Company”) entered into a Loan Agreement with U.S. Bank National Association (the “Lender”), dated as of October 11, 2018, which provides the Company with a term loan in the principal amount of $25,000,000 (the “Term Loan”), and with a revolving credit loan in the principal amount of up to $15,000,000 (the “Revolving Credit Loan” and, collectively with the Term Loan, the “Loans”).

The proceeds from the Loans will be used by the Company (a) to fund a portion of the cash payment required to be paid by the Company in connection with the acquisition of the outstanding capital stock of First Security, Inc., a Kentucky corporation (“First Security”), as discussed further in Item 8.01 below, and (b) for general corporate needs, operating expenditures and capital injections incurred in the ordinary course of business.

The Term Loan, as evidenced by a term loan promissory note (the “Term Note”), bears interest at an annual rate of 5.24%.  The Revolving Credit Loan, as evidenced by a revolving credit promissory note (the “Revolving Credit Note”), bears interest at an annual rate equal to 1.75% plus the greater of (a) zero percent (0.00%) or (b) the one month LIBOR rate in effect two New York banking days prior to the beginning of each calendar month, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation, as reset each month.

The Company will pay quarterly payments of accrued interest on the Loans beginning on December 31, 2018.  The balance of all outstanding principal and accrued interest under the Term Note will become due and payable on September 30, 2021. The balance of all outstanding principal and accrued interest under the Revolving Credit Note will become due and payable on September 30, 2019.  As of the date hereof, there have been no borrowings under the Revolving Credit Note.

The Loan Agreement contains customary affirmative and negative covenants and events of default. Affirmative covenants include the maintenance of certain minimum capital ratios by the Company and its wholly-owned financial institution subsidiary, German American Bank (the “Bank”), a minimum total risk-based capital ratio to be maintained by the Bank, a maximum ratio of nonperforming assets to tangible capital plus allowance for loan losses to be maintained by the Bank, a minimum ratio of allowance for loan losses to nonperforming loans to be maintained by the Bank, and a minimum fixed charge coverage ratio to be maintained by the Company.  Negative covenants include restrictions on additional indebtedness, and a covenant not to merge, acquire or consolidate with another entity without the Lender’s consent.  Events of default include payment defaults, uncured breaches of certain provisions of the Loan Agreement, representations, warranties or other statements made by the Company proving to be false or materially misleading at the time such statements were made, insolvency and certain other events.

The Company also entered into a negative pledge agreement in favor of the Lender (the “Negative Pledge Agreement”), which prohibits the Company from selling, transferring, assigning, pledging, entering into a negative pledge agreement with respect to, or otherwise encumbering or disposing of, any interest in the capital stock or other ownership interests owned by the Company in its subsidiaries, including but not limited to, the Bank, so long as any indebtedness is outstanding under the Loan Agreement.

The foregoing descriptions of the Loan Agreement, the Negative Pledge Agreement, the Term Note and the Revolving Credit Note, are qualified in their entirety by reference to the full and complete terms of the Loan Agreement, the Negative Pledge Agreement, the Term Note and the Revolving Credit Note, as applicable, which are attached hereto as Exhibit 4.1, Exhibit 4.2, Exhibit 4.3 and Exhibit 4.4, respectively, and incorporated herein by reference.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required to be reported under this Item 2.03 is incorporated by reference to Item 1.01 above.

Item 7.01.  Regulation FD Disclosure.

On October 15, 2018, the Company issued a press release announcing the closing of the Merger described below. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Company.

Item 8.01.  Other Events.

Pursuant to the Agreement and Plan of Reorganization, dated May 22, 2018 (the “Merger Agreement”), among the Company, the Bank, First Security and First Security Bank, Inc., First Security merged with and into the Company (the “Merger”) effective as of 12:01 a.m. (Eastern) on October 15, 2018.

As of the effective time of the Merger, each share of outstanding First Security, Inc. common stock, without par value, was converted into the right to receive, without interest, a cash payment of $12.00 per share and a 0.7982 share of German American Bancorp, Inc. common stock, without par value (plus cash-in-lieu of any fractional share created by the exchange rate).

Immediately following the Merger, First Security Bank, Inc., a Kentucky bank and a wholly-owned subsidiary of First Security, merged with and into the Bank, with the Bank surviving the merger and continuing its corporate existence.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Reorganization by and among German American Bancorp, Inc., German American Bank, First Security, Inc. and First Security Bank, Inc. (incorporated by reference to Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed on May 22, 2018)

4.1	Loan Agreement, dated as of October 11, 2018, by and between German American Bancorp, Inc. and U.S. Bank National Association

Exhibit No.	Description

4.2	Negative Pledge Agreement, dated October 11, 2018, by German American Bancorp, Inc. and in favor of U.S. Bank National Association

4.3	Term Note, in the principal sum of $25,000,000, issued by German American Bancorp, Inc. on October 11, 2018, to U.S. Bank National Association

4.4	Revolving Credit Note, in the principal sum of $15,000,000, issued by German American Bancorp, Inc. on October 11, 2018, to U.S. Bank National Association

99.1	Press release issued by German American Bancorp, Inc., dated October 15, 2018

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERMAN AMERICAN BANCORP, INC.

Date: October 15, 2018	By:	/s/ Mark A. Schroeder
Mark A. Schroeder, Chairman and Chief Executive Officer